Certain information marked as [***] has been excluded from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

Exhibit 10.4

AMENDMENT NO. 1 TO EXCLUSIVITY AND COMMITMENT AGREEMENT

This Amendment No. 1 to an Exclusivity and Commitment Agreement is entered into as of August 1, 2019 by and between Biose Industrie, a French corporation with offices at rue des Freres Lumieres 15130, Arpajon sur Cere, France (registration number B529 243 271) ("Biose") and Evelo Biosciences, Inc. a Delaware corporation with a principal place of business at 620 Memorial Drive, Cambridge, Massachusetts 02139, USA ("Evelo"). Evelo and Biose are each individually a "Party" and collectively referred to as the "Parties".

WHEREAS, Biose and Evelo are parties to an Exclusivity and Commitment Agreement entered into as of February 15, 2018 (the "Commitment Agreement"), pursuant to which Biose reserves for Evelo agreed manufacturing resources to conduct Runs (as defined in the Commitment Agreement) and Evelo pays for Committed Run Resources (as defined in the Commitment Agreement);

WHEREAS, Biose and Evelo are parties to a Master Services Agreement effective as of August 3, 2017 (the "Service Agreement"), pursuant to which Biose performs manufacturing activities, including Runs; and

WHEREAS, the Parties desire to modify the Commitment Agreement, including the Committed Run Schedule appended to the Commitment Agreement as Exhibit A, to address manufacturing issues experienced by Biose in the conduct of Runs in the first and second Agreement Years (as defined in the Commitment Agreement) and adjustments to Evelo’s business requirements for Runs in the second Agreement Year;

NOW, THEREFORE, in consideration of the agreements and obligation set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties, intending to be legally bound, do hereby agree as follows:

1.    Definition of Run. Section 1.10 is amended to read as follows:

"Run" means either, at the discretion of Evelo, (i) a [***] batch or (ii) a [***] batch fermentation for a particular Strain. A Run may be (a) an Engineering Run or (b) a GMP Run.

2.    Run Fees. Sections 3.3(a) and (c)(iii) are amended to read as follows:

(a) For a Run, Evelo will pay to Biose amounts as follows: (i) an Engineering Run fee will be [***] (but not less than [***]) for one [***] batch or [***] (but not less than [***]) for one [***] batch, as applicable; and (ii) a GMP Run fee will be [***] (but not less than [***]) for one [***] batch or [***] (but not less than [***]) for one [***] batch, as applicable; provided, however, if Evelo elects to forego a [***] batch Engineering Run for a given Strain before having Biose perform a GMP Run with such Strain, Evelo will pay to Biose an additional [***] for such GMP Run. Any Run fee shall be stated in and subject to a SOW and shall be paid according to the payment terms in the MSA. The Run fees above are fixed for the term of this Agreement, not subject to increases under the MSA and do not include any raw materials.

(c)(iii) If Biose is unable to locate an alternative customer to use such Released Resources and Biose does not use such Released Resources for manufacturing purposes, then Evelo shall be obligated to pay Biose for the applicable unused Released Resources at the rate of [***] for a [***] batch or [***] for a [***] batch, taking into account any advance payments made by Evelo for such Released Resources.

3.	Committed Run Schedule. Exhibit A (Committed Run Schedule) to the Commitment Agreement is deleted in its entirety and replaced with Exhibit A appended to this Amendment.

4.
One-Time Payment. In recognition of Biose’s efforts in connection with Runs [***] through [***] during Agreement Year 2 and the associated technical difficulties, notwithstanding the [***] of those Runs, Evelo shall pay to Biose the sum of [***] -- representing (i) the previously agreed Run fees in respect of [***] and [***], less advance payments previously paid to Biose for such Runs [***], plus the cost of materials consumed during such Runs [***]. For the avoid of doubt, no fees shall be owed or payable by Evelo to Biose in respect of [***] and [***] and the advance payments previously paid to Biose shall be credited to other Runs scheduled in Agreement Year 2.

5.	No Other Changes. All other provisions of the Commitment Agreement shall remain unchanged and in full force and effect.

IN WITNESS WHEREOF, the Parties have executed this Amendment No. 1 through their duly authorized representatives.

Evelo Biosciences, Inc.            Biose Industrie

By: __/s/ Daniel S. Char____________        By: __/s/ Adrien Nivoliez________
Name: Daniel S. Char             Name:
Title: General Counsel & Secretary     Title:

Date: August 8, 2019                Date: August 8, 2019

Exhibit A

Committed Run Schedule
(effective August 1, 2019)

Year	Number of Committed Runs
Agreement Year 1	completed
Agreement Year 2*Ü	[***], as specified below
Agreement Year 3*	[***], with such Run Resources allocated as follows: at least [***] Run [***] during each of Q1, Q2, Q3 and Q4**

The Run schedule above may be modified with the written agreement of the Parties. The payment for such Runs shall be made in accordance with Section 3.3.

* Evelo has the option to add up to [***] additional Runs per year in each Agreement Year 2 and Agreement Year 3, with 3 months notice to Biose for the subject Run(s) prior to the proposed Run start date(s). If Biose performs more than [***] Runs in Agreement Year 2, at the request and with the approval of Evelo, (i.e., beyond the Runs specified in the Run schedule below), then the number of committed Runs in Agreement Year 3 shall be reduced on a one for one basis for each additional Run performed in Agreement Year 2.

† The Run schedule for Agreement Year 2 shall be as set forth below:

No.	Project/Lot	Date	Comments
[***]	[***]		[***]
[***]	[***]		[***]
[***]	[***]		[***]
[***]	[***]		[***]
[***]	[***]		completed
[***]	[***]	[***]	completed
[***]	[***]	[***]	credit of [***] applied
[***]	[***]	[***]	credit of [***] applied
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
Biose and Evelo shall execute one or more SOWs memorializing the Runs comprising the Committed Run Schedule for Agreement Year 2 (and confirming the start dates), and Evelo shall pay to Biose an advance payment of [***] in respect of the [***] through [***] Runs, promptly following the execution of Amendment No. 1 to Exclusivity and Commitment Agreement.

** For Agreement Year 3, a schedule for Runs subject to the Committed Run Resources shall be agreed by the Parties within 90 days prior to the start of Agreement Year 3.

In order to allow Biose to manufacture Runs for itself or other customers, Evelo may not schedule Runs such that Biose’s [***] fermenter would be used for Evelo for more than [***] continuous days, unless otherwise agreed in writing by the Parties.

Evelo shall specify in the applicable SOW whether a specific Run is to be a [***] batch or a [***] batch, but either batch size shall constitute a Run for purposes of the above Committed Run Schedule and Section 3.3(b). For specific Runs listed in executed SOWs, Evelo may reschedule Runs with 3 months notice to Biose for the subject Run prior to the proposed rescheduled Run start date.